SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                             ---------------------

                          Date of report: May 31, 2006
                        (Date of earliest event reported)


                            eLEC COMMUNICATIONS CORP.
             (Exact name of Registrant as specified in its charter)


                                    New York
                 (State or other jurisdiction of incorporation)

              0-4465                                       13-2511270
      (Commission File No.)                             (I.R.S. Employer
                                                       Identification No.)

                          75 South Broadway, Suite 302
                          White Plains, New York 10601
               (Address of principal executive offices; zip code)

                                 (914) 682-0214
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01.        Entry into a Material Definitive Agreement.

         Effective May 31, 2006 eLEC Communications Corp. (the "Company") consummated a private placement with Laurus Master Fund, Ltd., a Cayman Islands corporation ("Laurus"), pursuant to which the Company issued to Laurus a secured term note in the principal amount of $1,700,000 (the "Note"), an amended and restated secured term note that amended and restated the Company's secured convertible term note in the original principal amount of $2,000,000 issued to Laurus on February 8, 2005 ("Amended Note 1"), an amended and restated secured term note that amended and restated the Company's secured convertible term note in the original principal amount of $2,000,000 issued to Laurus on November 30, 2005 ("Amended Note 2") and a common stock purchase warrant (the "Warrant") that entitles Laurus to purchase up to 3,359,856 shares of the Company's common stock, par value $.10 per share (the "Common Stock"). The Note and the Warrant were sold to Laurus, an "accredited investor" (as such term is defined in the rules promulgated under the Securities Act of 1933, as amended (the "Act")), for a purchase price of $1,700,000.

         The following describes certain of the material terms of the financing transaction with Laurus. The description below is not a complete description of the material terms of the transaction and is qualified in its entirety by reference to the agreements entered into in connection with the transaction, copies of which are included as exhibits to this Current Report on Form 8-K:

         Note Maturity Date and Interest Rate. Absent earlier redemption by the Company as described below, the Note matures on May 31, 2009. Interest will accrue on the unpaid principal amount of the Note at a rate per annum equal to the "prime rate" published in The Wall Street Journal from time to time, plus two percent (2%). Initially, interest will accrue only on $650,000 principal amount of the Note (the "Amortizing Principal Amount"). The remaining $1,050,000 principal amount of the Note (the "Non-Amortizing Principal Amount") does not begin to accrue interest until it is disbursed, with the written approval of Laurus, from a restricted cash account in conjunction with the Company's proposed acquisition of Liberty Bell Telecom, LLC.

         Payment of Interest and Principal. Interest on the Amortizing Principal Amount of the Note is payable monthly on the first day of each month during the term of the Note, commencing on July 1, 2006. The Non-Amortizing Principal Amount does not require interest payments until interest begins to accrue on such amount. Commencing June 1, 2007, the Company is required to make monthly principal payments of $27,083.33 on the Amortizing Principal Amount. In addition to the $27,083.33 principal payment, the Company will also make an amortizing principal payment for the Non-Amortizing Principal Amount if such amount has been released from the restricted cash account. Any principal amount that remains outstanding on May 31, 2009 shall be due and payable at that time.

         Amended Note 1. Amended Note 1 amends and restates in its entirety (and is given in substitution for and not in satisfaction of) the $2,000,000 Secured Convertible Term Note made by the Company in favor of Laurus on February 8, 2005 note. The principal amendments to the February 8, 2005 note in Amended Note 1 are the elimination of the conversion features that permitted the conversion of unpaid principal and interest on the February 8, 2005 note into Common Stock of the Company and the reduction in the interest rate payable on the outstanding principal amount of the February 8, 2005 note from the "prime rate" plus three percent (3%) to the "prime rate" plus two percent (2%). The remaining principal and interest payments on this note, which the Company continues to make in monthly amounts of $60,606.06, is no longer convertible.

         Amended Note 2. Amended Note 2 amends and restates in its entirety (and is given in substitution for and not in satisfaction of) the $2,000,000 Secured Convertible Term Note made by the Company in favor of Laurus on the November 30, 2005 note. The principal amendment to the November 30, 2005 note in Amended Note 2 is the elimination of the conversion features that permitted the conversion of unpaid principal and interest on the November 30, 2005 note into Common Stock of the Company. The remaining principal and interest payments on this note, which the Company continues to make in monthly amounts of $33,333.33, is no longer convertible.

         Security for Notes. Each of the Note, Amended Note 1 and Amended Note 2 is secured by a blanket lien on substantially all of the Company's assets pursuant to the terms of a security agreement executed by the Company and its subsidiaries in favor of Laurus. In addition, the Company has pledged its ownership interests in its subsidiaries pursuant to a stock pledge agreement executed by the Company in favor of Laurus securing its obligations under such promissory notes. If an event of default occurs under the security agreement, the stock pledge agreement or any promissory note payable to Laurus, Laurus has the right to accelerate payments under such promissory notes and, in addition to any other remedies available to it, to foreclose upon the assets securing such promissory notes.

         Warrant Terms. The Warrant grants Laurus the right to purchase for cash up to 3,359,856 shares of Common Stock at an exercise price of $0.10 per share. The Warrant expires on May 31, 2020. If the Company repays the Note in full prior to May 31, 2007, and pays Laurus an additional amount of $100,000, the Company has the right to reduce the number of shares originally issuable upon exercise of the Warrant by 1,175,950 shares, such that the maximum number of shares that may be purchased upon exercise of the Warrant shall be reduced to 2,183,906 shares. The Warrant does not contain registration rights and requires Laurus to limit the sale on any trading day of any shares of Common Stock issued upon the exercise of the Warrant to a maximum of ten percent (10%) of the aggregate number of shares of Common Stock traded on such trading day.

         Restrictions on Exercise of Warrant. Laurus is not entitled to receive shares of Common Stock upon exercise of the Warrant if such receipt would cause Laurus to be deemed to beneficially own in excess of 4.99% of the outstanding shares of Common Stock on the date of

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

issuance of such shares. Such provision may be waived by Laurus upon 75 days prior written notice to the Company.

                        SECTION 2 - FINANCIAL INFORMATION

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         Please see Item 1.01 of this Current Report on Form 8-K, which Item is incorporated herein by reference, for a description of the terms of the sale of the Note and the Warrant to Laurus.

                   SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02.  Unregistered Sales of Equity Securities.

         (a) Please see Item 1.01 of this Current Report on Form 8-K, which Item is incorporated herein by reference, for a description of the terms of the issuance of the Warrant and its associated excersisability features. The Note and the Warrant were issued in reliance on the exemption from registration provided by Section 4(2) of the Act, on the basis that their issuance did not involve a public offering, no underwriting fees or commissions were paid by the Company in connection with such sale and Laurus represented to the Company that it is an "accredited investor," as defined in the Act.

         (b) In connection with the transactions described in Item 1.01 of this Current Report on Form 8-K, the Company paid to Source Capital Group, Inc. ("Source Capital"), in consideration of the introduction made by Source Capital of Laurus to the Company, a finder's fee in the amount of $52,000 and issued to or at the direction of Source Capital common stock purchase warrants (the "Source Warrants") to purchase up to an aggregate of 148,571 shares of Common Stock at an exercise price of $0.35 per share. The Source Warrants expire on May 31, 2010. The Source Warrants were issued in reliance on the exemption from registration provided by Section 4(2) of the Act, on the basis that their issuance did not involve a public offering and satisfied the conditions of Rule 506 of the Act, and Source Capital represented to the Company that it is an "accredited investor," as defined in the Act.

                            SECTION 8 - OTHER EVENTS

Item 8.01         Other Events.

         On June 8, 2006, the Company issued a press release announcing the sale of the Note and the Warrant to Laurus. A copy of the press release is attached hereto as Exhibit 99.1.

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

                  SECTION 9 - FINANCIAL STATEMENT AND EXHIBITS

Item 9.01         Financial Statements and Exhibits.

(c)      Exhibits.

        Number    Documents
        ------    ---------

         10.1 Securities Purchase Agreement, dated as of May 31, 2006, between eLEC Communications Corp. and Laurus Master Fund, Ltd.

         10.2 Secured Term Note, dated as of May 31, 2005, between eLEC Communications Corp. and Laurus Master Fund, Ltd.

         10.3 Reaffirmation and Ratification Agreement, dated as of May 31, 2006, executed by eLEC Communications Corp., New Rochelle Telephone Corp., Telecarrier Services, Inc., Vox Communications Corp., Line One, Inc., AVI Holding Corp. and TelcoSoftware.com Corp.

         10.4 Funds Escrow Agreement, dated as of May 31, 2006, between eLEC Communications Corp., Loeb & Loeb LLP and Laurus Master Fund, Ltd.

         10.5 Restricted Account Agreement dated as of May 31, 2006 among North Fork Bank, eLEC Communications Corp. and Laurus Master Fund, Ltd.

         10.6 Letter Agreement dated as of May 31, 2006 between eLEC Communications Corp. and Laurus Master Fund, Ltd.

         10.7 Common Stock Purchase Warrant, dated as of May 31, 2006 between eLEC Communications Corp. and Laurus Master Fund, Ltd.

         10.8     Form  of  Common  Stock   Purchase   Warrant  issued  by  eLEC
                  Communications Corp. to or on the order of Source Capital Group, Inc.

         10.9 Amended and Restated Secured Term Note, dated as of May 31, 2006 between eLEC Communications Corp. and Laurus Master Fund, Ltd. amending and restating the Secured Convertible Term Note dated February 8, 2005.

         10.10 Amended and Restated Secured Term note, dated as of May 31, 2006 between eLEC Communications Corp. and Laurus Master Fund, Ltd. amending and restating the Secured Convertible Term Note dated November 30, 2005.

         99.1     Press release of eLEC Communications Corp. dated June 7, 2006.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               eLEC COMMUNICATIONS CORP.


Date:  June 8, 2006                            By:      /s/ Paul H. Riss
                                                    ---------------------------
                                                      Paul H. Riss
                                                      Chief Executive Officer



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